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                                                                    EXHIBIT (10)





                                     BY-LAWS

                                       OF

                                 SYNTELLECT INC.

                 AS AMENDED AND RESTATED THROUGH AUGUST 9, 2001


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                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                 SYNTELLECT INC.

                               ARTICLE 1. OFFICES

      Section 1.01 REGISTERED OFFICE. The corporation shall maintain an office within the State of Delaware, which shall be the office of its registered agent.

      Section 1.02 OTHER OFFICES. The corporation may have other offices either within or without the State of Delaware at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

                      ARTICLE 11. MEETINGS OF STOCKHOLDERS

      Section 2.01 ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may properly come before the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and may transact such other corporate business as may properly come before the meeting.

      Section 2.02 OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

      Section 2.03 VOTING. Except as otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-laws shall be entitled to one vote, in person or by proxy, for each share of common capital stock held by such stockholder. No proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon demand of any stockholder or director, the vote for directors and the vote upon any question before the meeting shall be by ballot. In the absence of such demand, voting may be by voice vote. All elections for directors shall be decided by plurality vote of the shares present at the meeting in person or by proxy and entitled to vote on the election of directors, meaning that those nominees with the highest number of votes shall be elected. All other matters shall be decided by majority vote of the shares present at the meeting in person or by proxy and entitled to vote on such matters, unless otherwise required by the Certificate of Incorporation or the laws of the State of Delaware.

      A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      Section 2.04 QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders


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entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

      Section 2.05 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed herein or by statute, may be called by the Chairman of the Board and shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Stockholders of the Corporation shall not be entitled to request a special meeting of the stockholders.

      Section 2.06 NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten or more than sixty days before the date of the meeting.

      Section 2.07 CIRCUMSTANCES UNDER WHICH NOMINATION OF DIRECTORS BY STOCKHOLDERS IS PERMITTED. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days in advance of such meeting and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting (including the number of shares of stock of the corporation owned beneficially or of record by such stockholder and the nominee or nominees) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder including whether either the stockholder or the person or persons to be nominated is an "affiliate" or "associate" of an "interested stockholder" as such terms are defined in the Securities Exchange Act of 1934, and the identity of such interested stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the written consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

      Section 2.08 STOCKHOLDER PROPOSALS. At any annual or special meeting of stockholders, proposals by stockholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals are otherwise proper for consideration under applicable law and the Certificate of Incorporation and By-laws of the Corporation. Notice of any proposal to be presented by any stockholder at any meeting of stockholders shall be delivered, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation at its principal executive office (i) with respect to an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the date of such meeting, and (ii) with respect to a special meeting of stockholders, not later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner of pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting,


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shall determine whether such notice has been duly given and shall direct that proposals not be considered if such notice has not been given.

                             ARTICLE III. DIRECTORS

      Section 3.01 NUMBER. The number of directors of this Corporation shall be a minimum of three (3) and a maximum of twelve (12) persons. The Board of Directors shall have sole authority to determine the number of directors, within the limits set forth herein, and may increase or decrease the exact number of directors from time to time by resolution duly adopted by such Board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

      Section 3.02 CLASSIFICATION OF BOARD. The Board of Directors shall be divided into three classes, in respect to term of office, each class to contain as nearly as possible one third (1/3) of the whole number of the Board. The term of office of the first class shall expire at the next succeeding annual meeting, of the second class one year thereafter, and the third class two years thereafter, and at each annual election, directors shall be chosen for a full term to succeed those whose terms expire.

      Section 3.03 RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

      Section 3.04 VACANCIES. Vacancies on the Board and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If at any time, the corporation has no directors in office, then any officer or stockholder, or an executor, administrator, trustee or guardian of a stockholder, may call a special meeting of stockholders for the purpose of filling vacancies in the Board of Directors.

      Section 3.05 POWERS. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation or by these By-laws conferred upon or reserved to the stockholders.

      Section 3.06 MEETINGS. Regular meetings of the directors may be held without notice at such place and times as shall be determined from time to time by resolution of the directors. Special meetings of the board may be called by the Chairman of the Board or the President or by the Secretary upon receipt of a written request from two directors. Notice of such special meeting shall be given at least two days in advance of the meeting to each director, and shall be held at such place or places as shall be stated in the notice of the meeting. Members of the Board of Directors or any committee designated by such Board may participate in a meeting of the Board or Committee by means of telephone conference or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation pursuant to this section shall constitute presence at such meeting.

      Section 3.07 QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no other notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

      Section 3.08 COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

      Section 3.09 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the board, or of such committee, as the case may be.


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      Section 3.10    EXECUTIVE COMMITTEE. The Board may establish an Executive
Committee consisting of no less than three (3) members. The Chairman of the Board or the President shall be a member of the Executive Committee. In addition, the Board of Directors shall elect from its members the remaining members of the Executive Committee.

      The Executive Committee shall have and may exercise in the intervals between the meetings of the Board of Directors, all the powers of the whole Board of Directors in its management of the affairs and business of the Corporation, except the power or authority to:

            (a)   amend the Certificate of Incorporation;

            (b)   adopt any agreement of merger or consolidation;

            (c) recommend to stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

            (d) recommend to stockholders a dissolution of the Corporation or a revocation of a dissolution;

            (e)   amend the By-laws;

            (f) appoint or remove a member of any committee established by the Board of Directors, fill vacancies on the Board of Directors, remove an officer elected by the Board of Directors, or raise or lower any officer's salary; or

            (g)   declare dividends or authorize the issuance of stock.

      Meetings of the Executive Committee may be called at any time by the Chairman of the Board or President, as appropriate, and shall be held at the general office of the Corporation or at such other place, within or without the State of Delaware, as the Chairman of the Board or President, as appropriate, may designate, on not less than one (1) day's notice to each member of the Executive Committee, given either personally by telephone, by mail, by telegram or by telex.

      Section 3.11 OTHER COMMITTEES. The Board of Directors may, by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors, designate one or more other committees, each committee to consist of two or more directors, which to the extent provided in said resolution or resolutions shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors.

      Section 3.12 COMMITTEES IN GENERAL. Except as otherwise provided in these By-laws, each committee shall adopt its own rules governing the time, place and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Unless otherwise provided by these By-laws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in Section 3.06 of these By-laws with respect to notices of special meetings of the Board of Directors. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. Any member of any committee, other than a member thereof serving ex-officio, may be removed from such committee either with or without cause, at any time, by resolution adopted by the affirmative vote of a majority of the whole Board of Directors at any meeting thereof. Any vacancy in any committee shall be filled by the Board of Directors in the manner prescribed by these By-laws for the original appointment of the members of such committee.

                              ARTICLE IV. OFFICERS

      Section 4.01 OFFICERS. The officers of the corporation shall be a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they


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may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. Two or more offices may be held by the same person.

      Section 4.02 OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

      Section 4.03 CHAIRMAN OF THE BOARD. The Chairman of the Board shall report to the Board of Directors and shall have such powers and duties as are delegated to him by the Board. In addition, he shall preside at meetings of the stockholders and of the Board of Directors.

      Section 4.04 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall report to the Board of Directors, shall have the general powers and duties of supervision, direction and management of the affairs and business of the Corporation usually vested in the chief executive officer of a corporation and shall have other powers and perform such other duties as are delegated to him by the Board of Directors. He shall have supervision, control and direction of all other officers of the Corporation subordinate to him.

      Section 4.05 PRESIDENT. The President shall report to the Board of Directors, shall be the chief operating officer of the Corporation, shall have the general powers and duties of supervision and management usually vested in the office of the President and chief operating officer of a corporation and shall have such other powers and duties as are delegated to him by the Board of Directors.

      Section 4.06 VICE PRESIDENT. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the directors.

      Section 4.07 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

      The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President or Chairman, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe.

      Section 4.08 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

      Section 4.09 ASSISTANT TREASURERS & ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

              ARTICLE V. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 5.01 GENERAL. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or


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other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 5.02 DERIVATIVE ACTIONS. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 5.03 INDEMNIFICATION IN CERTAIN CASES. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 5.01 and 5.02, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      Section 5.04    PROCEDURE. Any indemnification under Sections 5.01 and
5.02 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections 5.01 and
5.02. Such determination shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

      Section 5.05 ADVANCES FOR EXPENSES. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to the indemnified by the corporation as authorized in this Article V.

      Section 5.06 RIGHTS NOT EXCLUSIVE. The indemnification and advancement of expenses provided by or granted pursuant to, the other Sections of this
Article V shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      Section 5.07 INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this
Article V.


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      Section 5.08    DEFINITION OF CORPORATION. For the purposes of this
Article V, references to "the corporation" include all constituent corporations absorbed in consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

      Section 5.09 OTHER DEFINITIONS. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article V.

      Section 5.10 CONTINUATION OF RIGHTS. The indemnification and advancement of expenses provided by, or granted pursuant to this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                            ARTICLE VI. MISCELLANEOUS

      Section 6.01 CERTIFICATES OF STOCK. A certificate of stock, signed by the Chairman or Vice-Chairman of the Board of Directors, if they be elected, President or Vice- president, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

      Section 6.02 LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

      Section 6.03 TRANSFER OF SHARES. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

      Section 6.04 STOCKHOLDERS RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjournment meeting.

      Section 6.05 DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the


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capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

      Section 6.06 SEAL. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the corporation. If a corporate seal is nevertheless used, it shall bear the name of the corporation and the words "Delaware - 1984". A corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

      Section 6.07 FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

      Section 6.08 CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

      Section 6.09 NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage paid, addressed to the person entitled thereto at his address as it appears on the records of the corporation and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

      Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                             ARTICLE VII. AMENDMENTS

      These By-laws may be altered or repealed and By-laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal or Bylaw or By-laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal, or Bylaw or By-laws to be made, be contained in the notice of such special meeting.

      The foregoing is a true and correct copy of the Amended and Restated By-laws of Syntellect Inc. as duly adopted by the Board of Directors at a meeting duly convened on August 9, 2001.



                                            /s/ Timothy P. Vatuone
                                            ------------------------------------
                                            Timothy P. Vatuone, Secretary



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